SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 11, 2001 (June 4, 2001)

                       Digital Courier Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                                0-20771                       87-0461856
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(State or Other                        (Commission                 (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)

 348 East 6400 South, Suite 220, Salt Lake City, Utah               84107
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:(801)266-5390


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(Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrants Certifying Accountant

(a)      Previous Independent Accountants.

(i) On June 4, 2001, Arthur Andersen LLP notified the Company that they declined to stand for re-election as our independent accountants and that the client-auditor relationship between DCTI and Arthur Andersen LLP had ceased.
(ii) The report of Arthur Andersen LLP on our consolidated financial statements as of and for the year ended June 30, 2000 contained the following explanatory paragraph: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from continuing operations of $34,867,900, $20,353,229, and $5,544,363 during the years ended June 30, 2000, 1999 and 1998, respectively. The Company's operating activities, excluding cash retained for merchant reserves, used $4,097,019, $7,291,791 and $6,400,982 of cash during the years ended June 30,
2000, 1999 and 1998, respectively. Additionally, the Company has a tangible working capital deficit of $4,872,841 as of June 30, 2000. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except for the foregoing, the reports of Arthur Andersen LLP on our financial statements for each of the past two fiscal years contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
(iii) Our Board of Directors has accepted the cessation of our relationship with Arthur Andersen LLP.
(iv) In connection with the audits of the two fiscal years ended June 30, 2000 and during the subsequent period from July 1, 2000 through June 4, 2001, we had no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their opinion.
(v) During the two most recent fiscal years and through June 4, 2001, there occurred no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Arthur Andersen has furnished us with a letter addressed to the Commission. A copy of that letter is attached as Exhibit 16.1 to this Report.

(b)      New Independent Accountants.

We have elected BDO Seidman, LLP as our new independent accountants as of June 4, 2001. We have not consulted with BDO Seidman prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements or any matter that was either the subject of a disagreement or a reportable event (as such terms are defined in Item 304(a)(1) of Regulation S-K).


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Item 7.  Exhibits

Exhibit No.            Description
-----------            -----------
16.1                   Letter regarding change in certifying accountants.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DIGITAL COURIER TECHNOLOGIES,  INC.


Dated: June 11, 2001                         By:/s/ John J. Hanlon
                                             ---------------------
                                                    John J. Hanlon
                                                    Chief Financial Officer

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